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                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Kopp Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Kopp Funds, Inc. for the year ended September 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Kopp Funds, Inc. for the stated period.


/s/ John P. Flakne
-------------------------------------
John P. Flakne
Chief Executive and Financial Officer, President,
and Treasurer
Kopp Funds, Inc.
Dated: 12/1/04


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Kopp Funds, Inc. for purposes of the Securities Exchange Act of 1934.